UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2012

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Director

On August 30, 2012, Lam Research Corporation announced that James Bagley, chairman of the board of directors of Lam Research Corporation (the “Company”), is retiring from his position with the Company effective as of the Company’s 2012 Annual Meeting of Stockholders on November  1, 2012. At that time, Stephen G. Newberry will become chairman of the board.

Item 8.01 Other Events.

On August 30, 2012, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, announcing Mr. Bagley’s retirement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2012

LAM RESEARCH CORPORATION

By:	/s/ George M. Schisler, Jr.
George M. Schisler, Jr.
Vice President of General Legal Affairs

Exhibit Index

99.1	Press Release dated August 30, 2012